Exhibit 10.102

                               AMENDMENT NO. 2 TO
                           LOAN AND SECURITY AGREEMENT


         This Amendment No. 2 to Loan and Security Agreement (this "Amendment") is entered into as of this ____ day of ___________, 1998, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation ("Borrower").

                              W I T N E S S E T H :

         WHEREAS, Borrower and Lender entered into a Loan and Security Agreement dated as of January 21, 1998 which was amended pursuant to that certain Amendment No. 1 to Loan and Security Agreement dated as of July 24, 1998 (the aforementioned Loan and Security Agreement as amended by the aforementioned Amendment No. 1, collectively the "Loan Agreement"), that evidences a loan from Lender to Borrower; and

         WHEREAS, Borrower has asked Lender to modify the Loan Agreement in accordance with the terms of, and subject to the conditions contained in, this Amendment and Lender is willing so to amend the Loan Agreement, upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

     1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used herein which are defined in the Loan Agreement have the same meaning as set forth in the Loan Agreement.

     2. Loan Agreement. The Loan Agreement is amended as follows:

     2.1 Definitions. Section 1 is hereby amended by adding the following definitions:

     "'Amir' means Amir Overseas Capital Corp., a _____________ corporation and its successors and assigns."

     "'Second Amendment' means that certain Amendment No. 2 to Loan and Security Agreement between Lender and Borrower dated as of _________________, 1998."

     "'Second Amendment Effective Date' means ____________, 1998, the date upon which the Second Amendment became effective pursuant to the terms and upon the conditions thereof."

     2.2 Subordinating Creditor. The definition of Subordinating Creditor appearing in Section 1 shall be amended and restated in its entirety to read as follows:

     "'Subordinating Creditor' means each of (i) Multimedia, (ii) Hoepner, (iii) Guarantor and (iv) Amir."

     2.3 Permitted Encumbrances. The definition of Permitted Encumbrances appearing in the Borrower Information section of the Schedule shall be amended by deleting subparagraph (d) thereof and substituting the following:

     "(d) Subordinate lien in all of the Collateral in favor of Amir, securing Borrower's obligations to Amir with respect to a One Million Dollar ($1,000,000) Promissory Note dated September ___, 1998 executed by Borrower in favor of Amir."

     2.4 Total Facility. The Total Facility section of the Schedule shall be amended to read as follows:

     "The 'Total Facility' is: Beginning on the Second Amendment Effective Date and ending on December 31, 1998, Eight Million Six Hundred Thousand Dollars ($8,600,000) and at all times thereafter Seven Million Six Hundred Thousand Dollars ($7,600,000)."

     2.5 Revolving Credit Loans. Section 2.2(a)(i) of the Schedule is hereby amended to read as follows:

     "(i) Commencing on the Second Amendment Effective Date and ending on December 31, 1998, Six Million One Hundred Thousand Dollars ($6,100,000) and at all times thereafter Five Million One Hundred Thousand Dollars ($5,100,000), less, in each case, the amount of the Loan Reserves; or . . ."

     3. Matters Concerning ABC. Borrower represents and warrants to Lender that the entire amount of Borrower's previous indebtedness owed to ABC has been converted to equity.

     4. Effect as an Amendment. Other than as specifically set forth in this Amendment, the remaining terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Each reference to in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended through and including the Second Amendment, and each reference in any other Loan Document to the Loan Agreement as amended through and including the Second Amendment.

     5. No Waiver. This Amendment in no way acts as a waiver by Lender of any breach, default, Event of Default or condition which, with the giving of notice or passing of time or both, would constitute an Event of Default, of Borrower (whether known or unknown to Lender) or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and performance of the Obligations or the enforcement thereof. Nothing contained in this Amendment is intended to or shall be construed as relieving any person or entity, whether a party to this Amendment or not, of any of such person's or entity's obligations to Lender.

     6. Amendment Fee. In consideration of Lender's agreement to enter into this Amendment and to the modification to the Loan Documents described herein, Borrower agrees to pay on or before the Second Amendment Effective Date the amount of TEN THOUSAND DOLLARS ($10,000) (the "Amendment Fee"). Borrower and Lender acknowledge that Lender may withhold the Amendment Fee from the proceeds of the Total Facility, to the extent the Amendment Fee is not paid prior to disbursement thereof.

     7. Conditions Precedent. This Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender prior to the Second Amendment Effective Date:

     (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

     (i) This Amendment;

     (ii) Consent of Guarantor in the form attached hereto and incorporated herein by this reference;

     (iii) A corporate resolution of each of Borrower and Guarantor, approving the transactions contemplated hereby to which it is a party;

     (iv)  A  Subordination   Agreement  between  Lender  and  Amir  in  a  form
satisfactory to Lender;

     (v) Evidence satisfactory to Lender that the financing statements against Borrower in favor of ABC have been terminated;

     (vi) Evidence satisfactory to Lender that Amir and Hoepner have executed a Subordination Agreement with respect to Borrower's indebtedness owed to Amir;

     (vii) Such other items as Lender may reasonably require or reasonably deem necessary.

     (b) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

     (c) All the representations and warranties of the Loan Parties in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

     (d) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

     (e) Borrower shall have paid the Amendment Fee.

     8. Indebtedness Acknowledged. Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

     9. Validity of Documents. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

     10. Reaffirmation of Warranties. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

     11. Other Writings. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

     12. Entire Agreement. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

     13. Counterparts; Telefacsimile Execution. This Amendment (including the consents attached hereto) may be executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.


                              FINOVA CAPITAL CORPORATION, a Delaware corporation


                                                   By:
                                                   Name:
                                                   Title:


                     PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation

                                                   By:
                                                   Name:
                                                   Title:

                              CONSENT OF GUARANTOR

                  The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of the foregoing Amendment No. 2 to Loan and Security Agreement (the "Second Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Continuing Guaranty Agreement executed by Guarantor in favor of Lender, (iii) evidencing Guarantor's agreement that the Liabilities as set forth and defined in the Continuing Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the Second Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement described above as amended by the Second Amendment, and (iv) ratifying and affirming all terms and provisions of the Continuing Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended by the Second Amendment.

                  Guarantor agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

                  IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this ____ day of _____________, 1998.

                                             UNITED TEXTILES & TOYS CORPORATION,
                                                          a Delaware corporation


                                                                             By:
                                                                           Name:
                                                                          Title: